SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: June 30, 1998
                       (Date of earliest event reported)


                      FIRSTPLUS Investment Corporation
             (Exact Name of Registrant as Specified in its Charter)


                Nevada                      333-26527        75-2596063
      (State or Other Jurisdiction        (Commission   (I.R.S. Employer
           of Incorporation)               File Number)  Identification No.)


      377 Howard Hughes Parkway
             Suite 300N
         Las Vegas, Nevada                                89101
       (Address of Principal                             (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code: (702) 892-3772


                                      No Change
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

          Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) pursuant to which the Registrant registered issuances of FIRSTPLUS Home Loan Owner Trust asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 10, 1997, and the related Prospectus Supplement, dated June 18, 1998 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered FIRSTPLUS Home Loan Owner Trust 1998-4 Asset Backed Securities, Series 1998-4, consisting of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1, Class M-2 and Class B-1 Asset Backed Notes (the "Publicly Offered Securities"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

          The Publicly Offered Securities were sold to Deutsche Bank Securities Inc. ("Deutsche Bank"), Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated (collectively, the "Underwriters") pursuant to the terms of an underwriting agreement dated May 13, 1998, as supplemented by a terms agreement dated June 18, 1998, each among Deutsche Bank, as representative (the "Representative") of the Underwriters (such underwriting agreement, together with such terms agreement, the "Underwriting Agreement"), the Registrant, FIRSTPLUS FINANCIAL, INC. ("FFI") and FIRSTPLUS Financial Group, Inc. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

          The Notes were issued pursuant to an Indenture dated as of June 1, 1998 (the "Indenture") among FIRSTPLUS Home Loan Owner Trust 1998-4 (the "Issuer" or the "Trust") and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

          The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of loans which are secured by mortgages, deeds of trust or other similar security instruments. The Home Loans consist of loans for which the related proceeds were used to finance (i) property improvements, (ii) debt consolidation, or
          (iii) a combination of property improvements, debt consolidation, cash-out, credit insurance premiums, origination costs or other consumer purposes.

          The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of June 1, 1998 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

          The Home Loans will be serviced by FFI, an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of June 1, 1998 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2.

          Set forth below is a brief description of certain characteristics of the Home Loans included in the Home Loan Pool as of the May 31, 1998 Cut-off Date.

          The Home Loan Pool consists of 17,072 Home Loans having a Pool Principal Balance as of the respective Cut-Off Dates of the related Home Loans of $527,808,039.27. The Home Loans (by Pool Principal Balance as of the applicable Cut-Off Dates) have the characteristics set forth in the following tables:

                                 HOME LOAN RATE


          RANGE OF                 NUMBER OF                                                PERCENT OF TOTAL
          HOME LOAN                   HOME                     AGGREGATE                      BY AGGREGATE
          RATES (%)                  LOANS               PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE (%)
       --------------                -----               ---------------------            ---------------------
       8.001 - 9.000%                    1                 $     17,212                          0.00%
       9.001 - 10.000                   62                    1,621,848                          0.31
       10.001 - 11.000                 383                   12,086,009                          2.29
       11.001 - 12.000               3,085                  101,506,255                         19.23
       12.001 - 13.000               3,821                  119,981,436                         22.73
       13.001 - 14.000               4,212                  132,057,377                         25.02
       14.001 - 15.000               3,096                   91,054,822                         17.25
       15.001 - 16.000               1,817                   53,145,349                         10.07
       16.001 - 17.000                 496                   13,885,096                          2.63
       17.001 - 18.000                  83                    2,040,445                          0.39
       18.001 - 19.000                  16                      412,190                          0.08
                                 ---------             ----------------                  ------------
            TOTAL                   17,072                 $527,808,039                        100.00%
                                    ======                 ============                    ===========



     The weighted average Home Loan Rate of the Home Loans as of the Cut-Off Date was approximately 13.52% per annum.

                      Cut-Off Date Loan Principal Balances

           RANGE OF                                                                              PERCENT OF TOTAL
         CUT-OFF DATE                  NUMBER OF                     AGGREGATE                     BY AGGREGATE
     PRINCIPAL BALANCE ($)             HOME LOANS              PRINCIPAL BALANCE($)           PRINCIPAL BALANCE (%)

          0.01 - 10,000.00                68                           646,483                        0.12%
     10,000.01 - 20,000.00               2,566                      42,186,709                         7.99
     20,000.01 - 30,000.00               5,936                      151,992,464                       28.80
     30,000.01 - 40,000.00               5,735                      199,568,631                       37.81
     40,000.01 - 50,000.00               2,153                      97,931,399                        18.55
     50,000.01 - 60,000.00                455                       24,914,777                         4.72
     60,000.01 - 70,000.00                137                        8,897,528                         1.69
     70,000.01 - 80,000.00                 22                        1,670,048                         0.32
                                       ----------                 ---------------                   -------
             TOTAL                       17,072                    $527,808,039                      100.00%
                                         ======                    ============                     =======


The average principal balance of the Home Loans as of the Cut-Off Date was approximately $30,916.59.

                        Original Loan Principal Balances


                                                                                                        PERCENT OF TOTAL
               RANGE OF                                                                                   BY AGGREGATE
          PRINCIPAL BALANCES                   NUMBER OF                    AGGREGATE                  PRINCIPAL BALANCE(%)
          AT ORIGINATION ($)                  HOME LOANS                PRINCIPAL BALANCE

             0.01 - 10,000.00                     53                          516,342                          0.10%
        10,000.01 - 20,000.00                    2,541                     41,548,231                          7.87
        20,000.01 - 30,000.00                    5,924                     151,255,346                        28.66
        30,000.01 - 40,000.00                    5,766                     200,260,310                        37.94
        40,000.01 - 50,000.00                    2,166                     98,385,723                         18.64
        50,000.01 - 60,000.00                     459                      25,036,702                          4.74
        60,000.01 - 70,000.00                     141                       9,135,337                          1.73
        70,000.01 - 80,000.00                     22                        1,670,048                          0.32
                                              ----------                 ---------------                   --------
                Total                           17,072                    $527,808,039                       100.00%
                                                ======                    ============                      -------

               The average principal balance of the Initial Home Loans at origination was approximately $31,114.27.

                            Geographic Concentration

                                                                                                     PERCENT OF TOTAL
                                                                                                       BY AGGREGATE
                                                       NUMBER OF              AGGREGATE           PRINCIPAL BALANCE (%)
                                                       HOME LOANS         PRINCIPAL BALANCE
         STATE

         Alabama                                           3                   64,246                      0.01
         Alaska                                            42                 1,516,757                    0.29
         Arizona                                          379                11,266,461                    2.13
         Arkansas                                         165                 5,171,080                    0.98
         California                                      2,383               79,634,738                   15.09
         Colorado                                         311                 9,631,795                    1.82
         Connecticut                                      244                 7,876,474                    1.49
         Delaware                                          73                 2,321,174                    0.44
         District of Columbia                              4                   89,594                      0.02
         Florida                                         1,123               33,741,365                    6.39
         Georgia                                          521                15,987,395                    3.03
         Hawaii                                            2                   59,756                      0.01
         Idaho                                            154                 4,576,317                    0.87
         Illinois                                         518                14,574,703                    2.76
         Indiana                                          454                13,866,090                    2.63
         Iowa                                             115                 3,666,932                    0.69
         Kansas                                           311                 9,301,538                    1.76
         Kentucky                                         248                 7,466,540                    1.41
         Louisiana                                        234                 7,106,311                    1.35
         Maine                                            156                 4,736,042                    0.90
         Maryland                                         484                15,148,653                    2.87
         Massachusetts                                    472                14,862,105                    2.82
         Michigan                                         735                22,468,339                    4.26
         Minnesota                                        420                13,079,987                    2.48
         Mississippi                                       97                 3,045,958                    0.58
         Missouri                                         867                25,607,472                    4.85
         Montana                                           30                  877,102                     0.17
         Nebraska                                         158                 4,803,466                    0.91
         Nevada                                           229                 6,983,908                    1.32
         New Hampshire                                     70                 2,166,563                    0.41
         New Jersey                                       505                15,333,508                    2.91
         New Mexico                                       191                 6,068,231                    1.15
         New York                                         233                 7,680,706                    1.46
         North Carolina                                   596                18,076,150                    3.42
         North Dakota                                      13                  393,094                     0.07
         Ohio                                             879                27,775,767                    5.26
         Oklahoma                                         289                 8,690,628                    1.65
         Oregon                                           131                 3,984,994                    0.76
         Pennsylvania                                     932                28,503,052                    5.40
         Rhode Island                                      93                 2,922,955                    0.55
         South Carolina                                   309                 9,124,495                    1.73
         South Dakota                                      24                  779,234                     0.15
         Tennessee                                        258                 7,285,074                    1.38
         Texas                                             2                   59,383                      0.01
         Utah                                             156                 4,565,818                    0.87
         Vermont                                           22                  691,590                     0.13
         Virginia                                         784                23,552,990                    4.46
         Washington                                       424                13,146,738                    2.49
         Wisconsin                                        197                 6,467,807                    1.23
         Wyoming                                           32                 1,006,965                    0.19
                                                       ----------           -------------                ------
          Total                                          17,072              527,808,039                 100.00
                                                         ======              ===========                 ======

                           Remaining Term to Maturity

                                                                                                 PERCENT OF TOTAL
          RANGE OF REMAINING                  NUMBER OF                 AGGREGATE                  BY AGGREGATE
       TERM TO MATURITY (MONTHS)              HOME LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE (%)
       -------------------------              ----------            -----------------          ---------------------
              0 - 30                               1                        8,466                        0.00
              31 - 60                            158                    3,151,248                        0.60
              61 - 90                             73                    1,658,959                        0.31
              91 - 120                         1,015                   25,455,993                        4.82
              121 - 150                           37                      979,190                        0.19
              151 - 180                        3,247                   96,353,996                       18.26
              181 - 210                           12                      358,260                        0.07
              211 - 240                        1,657                   52,212,992                        9.89
              241 - 270                            1                       32,442                        0.01
              271 - 300                       10,871                  347,596,494                       65.86
                                              ------                  -----------                     -------
          Total......................         17,072                  527,808,039                      100.00
                                              ======                  ===========                      ======

         The weighted average remaining term to maturity of the Home Loans as of the Cut-Off Date was approximately 258 months.


                            Months Since Origination

                                                                                               PERCENT OF TOTAL
                  AGE                          NUMBER OF                AGGREGATE                BY AGGREGATE
              (IN MONTHS)                      HOME LOANS           PRINCIPAL BALANCE        PRINCIPAL BALANCE (%)
              -----------                      ----------           -----------------        ---------------------
               0 - 3                             11,806                 365,178,088                  69.19
               4 - 6                              4,242                 130,141,470                  24.66
               7 - 12                               532                  16,643,112                   3.15
               13 - 18                              469                  15,145,428                   2.87
               19 - 24                               18                     555,850                   0.11
               25 - 30                                1                      38,515                   0.01
               31 - 42                                4                     105,577                   0.02
                                            -----------             ---------------              ---------
          Total                                  17,072                 527,808,039                 100.00
                                                 ======                 ===========                 ======

      The weighted  average  number of months since  origination  of the Home
Loans as of the Cut-Off Date was approximately 3 months.




                                                  CREDIT SCORES*



                                                                         AGGREGATE          PERCENT OF TOTAL
                RANGE OF                         NUMBER OF               PRINCIPAL            BY AGGREGATE
              CREDIT SCORES                      HOME LOANS               BALANCE           PRINCIPAL BALANCE
              -------------                      ----------               -------           -----------------
620 to 639............................               451                 11,388,846               2.16
640 to 659............................             3,294                 96,568,591              18.30
660 to 679............................             3,622                110,887,214              21.01
680 to 699............................             3,684                116,947,474              22.16
700 to 719............................             3,280                106,075,850              20.10
720 to 739............................             1,681                 53,085,537              10.06
740 to 759............................               768                 24,380,045               4.62
760 to 779............................               229                  6,744,888               1.28
780 to 799............................                55                  1,526,307               0.29
800 or more...........................                 8                    203,289               0.04
                                              ----------            ---------------         ----------
         Total........................            17,072           $    527,808,039               100%
                                              ==========           ================            =======

---------------------------
*Determined prior to origination of the related Home Loan.

The weighted average Credit Score of the Home Loans as of the Cut-Off Date was approximately 689.

                              DEBT-TO-INCOME RATIOS

                                                                         AGGREGATE          PERCENT OF TOTAL
                RANGE OF                         NUMBER OF               PRINCIPAL            BY AGGREGATE
          DEBT-TO-INCOME RATIOS                  HOME LOANS               BALANCE           PRINCIPAL BALANCE
          ---------------------                  ----------              ---------          -----------------
Up to 10..............................                 13          $        423,804                0.08%
11 to 15..............................                 80                 2,203,519                0.42
16 to 20..............................                506                14,624,988                2.77
21 to 25..............................              1,284                38,850,187                7.36
26 to 30..............................              2,634                79,971,759               15.15
31 to 35..............................              3,825               117,507,692               22.26
36 to 40..............................              4,395               138,207,336               26.19
41 to 45..............................              3,113                98,626,829               18.69
46 to 50..............................              1,210                37,080,003                7.03
51 to 55..............................                 12                   311,922                0.06
                                                      ---          ----------------       -------------
         Total........................             17,072          $    527,808,039                100%
                                              ===========          ================       ============

The weighted average debt-to-income ratio of the Home Loans as of the Cut-Off Date was approximately 35.24%.

Item 7.  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit No.       Description

                    1.1             Underwriting Agreement

                    1.2             Underwriting Terms Agreement

                    4.1             Indenture

                   10.1             Subsequent Transfer Agreement

                   10.2             Sale and Servicing Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FIRSTPLUS INVESTMENT CORPORATION



                                       By:   /s/ Lee F. Reddin
                                             Name:  Lee F. Reddin
                                             Title: Vice President



Dated:  July ___, 1998

                                  EXHIBIT INDEX


Exhibit No.              Description                          Page No.

1.1                      Underwriting Agreement

1.2                      Underwriting Terms Agreement

4.1                      Indenture

10.1                     Subsequent Transfer Agreement

10.2                     Sale and Servicing Agreement